UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Tidewater Inc. (“Tidewater”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on November 16, 2018 (the “Original Report”) to report, among other things, under Item 2.01 thereof the completion of Tidewater’s previously-announced business combination with GulfMark Offshore, Inc. (“GulfMark”), effective as of November 15, 2018. This Form 8-K/A amends and supplements Item 9.01 of the Original Report to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K, respectively. Such financial information was excluded from the Original Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Report and makes no other amendments to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of GulfMark for the year ended December 31, 2017 and accompanying notes are included in Exhibit 99.2 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of GulfMark for the three and nine months ended September 30, 2018 and September 30, 2017 and accompanying notes are included in Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined consolidated financial statements of Tidewater, as adjusted for the business combination with GulfMark, for the year ended December 31, 2017 and for the nine months ended September 30, 2018, including the notes related thereto, are included in Exhibit 99.4 hereto and incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 15, 2018, by and between Tidewater Inc. and GulfMark Offshore, Inc. (incorporated by reference herein to Exhibit 2.1 to Tidewater’s Form 8-K filed on July 16, 2018, File No. 1-6311).*

3.1	Second Amended and Restated By-laws of Tidewater Inc., effective November 15, 2018 (incorporated by reference herein to Exhibit 3.2 to Tidewater’s Registration Statement on Form 8-A filed on November 15, 2018, File No. 1-6311).*

4.1	Noteholder Warrant Agreement, dated as of November 14, 2017, between GulfMark Offshore, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 4.1 to Tidewater’s Form 8-K filed on November 16, 2018, File No. 1-6311).*

4.2	Assignment, Assumption and Amendment Agreement – Jones Act Warrants, dated as of and effective November 15, 2018, by and among GulfMark Offshore, Inc., Tidewater Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 4.2 to Tidewater’s Form 8-K filed on November 16, 2018, File No. 1-6311).*

4.3	Equity Warrant Agreement, dated as of November 14, 2017, between GulfMark Offshore, Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 4.1 to Tidewater’s Registration Statement on Form 8-A filed on November 15, 2018, File No. 1-6311).*

4.4	Assignment, Assumption and Amendment Agreement – Equity Warrants, dated as of and effective November 15, 2018, by and among GulfMark Offshore, Inc., Tidewater Inc. and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference herein to Exhibit 4.2 to Tidewater’s Registration Statement on Form 8-A filed on November 15, 2018, File No. 1-6311).*

10.1	Legacy GLF Management Incentive Plan (incorporated by reference herein to Exhibit 10.1 to Tidewater’s Registration Statement on Form S-8 filed on November 15, 2018, File No. 333-228401).*

23.1	Consent of KPMG LLP

99.1	Press Release dated November 15, 2018, announcing completion of the Business Combination (incorporated by reference herein to Exhibit 99.1 to Tidewater’s Form 8-K filed on November 16, 2018, File No. 1-6311).*

99.2	Audited Consolidated Financial Statements and Related Notes of GulfMark Offshore, Inc. for the Year Ended December 31, 2017.

99.3	Unaudited Condensed Consolidated Financial Statements and Related Notes of GulfMark Offshore, Inc. for the Three and Nine Months Ended September 30, 2018 and September 30, 2017.

99.4	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements and Related Notes of Tidewater Inc., as adjusted for the business combination with GulfMark Offshore, Inc., for the Year Ended December 31, 2017 and for the Nine Months Ended September 30, 2018.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: December 21, 2018

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